                                                                     EXHBIT 99.1

Herman Chin                              Christine Rogers
Public Relations                         Investor Relations
631-962-1163                             631-962-1160
herman.chin@falconstor.com               christine.rogers@falconstor.com

               FALCONSTOR SOFTWARE ANNOUNCES Q2 QUARTERLY RESULTS
                      REVENUES INCREASE 72% FROM PRIOR YEAR

MELVILLE,  N.Y., July 24,  2003--FalconStor  Software,  Inc.  (Nasdaq:  FALC), a
leading developer of network storage  infrastructure  software solutions,  today announced financial results for its second quarter ended June 30, 2003.

Revenues for the second quarter of 2003 increased 72% to $4.1 million,  compared with $2.4  million  for the same  period a year  ago.  Operating  expenses  only increased  12% from $5.3  million in the second  quarter of 2002 to $5.9 million for the second  quarter of 2003.  Net loss for the second  quarter  decreased to
$1.6 million  compared with $2.5 million for the same period a year ago. Diluted net loss per share for the second  quarter  was $0.03 per share,  compared  with
$0.05 per share for the same period a year ago.

For the first six months of fiscal 2003,  FalconStor  recorded  revenues of $7.8 million, compared with $4.4 million for the same period a year earlier. Net loss for the six  month  period  was $3.3  million  compared  with a net loss of $5.0 million  reported in the  corresponding  period a year ago. Diluted net loss per share during the six-month  period was $0.07,  compared with $0.11 per share for the same period a year ago.

For the second quarter of 2003,  revenues increased 11% from $3.7 million in the first  quarter  of 2003 to $4.1  million in the  second  quarter  of 2003.  This increase in revenues  occurred while operating  expenses  increased only 4%. Net loss for the quarter was $1.6  million,  down from $1.7  million in the previous quarter.  The Company closed the quarter  financially strong with $43 million in
cash,  cash   equivalents  and  marketable   securities,   after  deducting  net
liabilities of discontinued operations.

"IPStor's  unique  approach to maximizing  business  continuity  and  minimizing storage  operating  cost  continues  to gain  widespread  validation  from major customers and leading industry players," stated ReiJane Huai,  Chairman and CEO,
FalconStor  Software,  Inc. "In addition to sustaining  revenue growth,  we will continue  to develop  innovative  network  storage  services  to be  distributed through our  expanding  OEM and VAR  channels.  We will be employing  more field sales  personnel  and service  engineers  and opening  additional  foreign sales offices to deliver timely,  quality sales and technical support to our strategic
partners  and  end-user  customers.   With  compelling  products  and  strategic
partnerships  on our side,  the time is right for us to leverage  our  financial strength  and invest in our sales and  support  infrastructure  to  realize  the business opportunities presented to us around the globe."

SECOND QUARTER HIGHLIGHTS:

Highlights of the second quarter include new business relationships,  customers,
products,   IPStor-powered  appliances,  additional  product  enhancements,  and further interoperability certifications with leading industry solutions:

o     StorageTek and FalconStor  announced a global  strategic  relationship  to
      deliver  business   continuity/disaster  recovery  solutions.  The  global
      agreement  covers  product  development,  and OEM,  reseller  and  service offerings.

o     FalconStor and Network Engines  announced a collaboration  on providing an
      IPStor-powered   virtual  tape  library  appliance,   leveraging  industry
      standard disk and Fibre  Channel or IP SAN, to  accelerate  the backup and restoration of data with minimal operating cost and the quickest return on investment.

o     Premier solutions and service providers Sirius Computer Solutions, Cristie
      Data  Products  Ltd.,  eSeSIX  Computer,   and  Controlware   teamed  with
      FalconStor  on  customer  wins,  delivering  storage  solutions  providing
      centralized   storage   management,    uninterrupted   data   access   and
      cost-effective, comprehensive business continuity services.

o     IPStor-powered  appliances from industry solution providers included:  the
      MaXXan  Storage  Appliance,  with  the  SA100f  and  the  SA200f  systems;
      Chaparral's  RAIDar   Provisioning   Services;   Cristie  Data  Products's
      GigaStream storage appliance; and eSeSIX Computer's SANCenter.

o     FalconStor's  R&D team continued to deliver  breakthrough  technologies to advance our flagship product - IPStor:

      o   Starting in the third  quarter,  besides  disk  storage,  Virtual Tape
          Library,  Powered by IPStor,  will be able to aggregate tape resources
          (such as  media,  tape  libraries)  and  provision  them over FC or IP
          networks.   This  tape  virtualization  service  helps  end  customers leverage  their  SAN to  quadruple  backup  performance  and lower the operating cost by consolidating the management.

      o   In  addition  to  offering  advanced  replication  service  to  mirror critical information amongst data centers, FalconStor is expanding the scope of IPStor by  launching  "host-based"  replication  services  to enable  satellite  offices and/or  internal  storage to be mirrored to
          IPStor.

      o   To maximize security coverage,  FalconStor has collaborated with Trend
          Micro to integrate  advanced  Real-Time  Virus  Scanning  service into
          IPStor.

The  company  will  host a  conference  call on  Thursday,  July 24 at 5:15 p.m.
Eastern  Time,  to  discuss  the  results.  To  participate  in the  call,  dial
1-973-582-2720. A replay of the call will be available beginning 7/24 at 7:15 PM
ET through  7:15 PM on 7/31.  To listen to the replay of the call,  please  dial

1-973-341-3080   Replay   Pin   Number:   4047520   or  visit  our   website  at
http://www.falconstor.com/investors.asp.

ABOUT IPSTOR
IPStor(R)  Software  delivers  an  intelligent  SAN/NAS   infrastructure  across
heterogeneous  environments by providing a comprehensive set of storage services for enterprise applications - simplifying management, ensuring data availability and recoverability, and maximizing performance.

ABOUT FALCONSTOR
FalconStor  Software,  Inc.  (Nasdaq:  FALC) is a leading  developer  of network storage  infrastructure  software solutions designed to optimize the performance and availability of today's complex IT infrastructures. Deployed by a wide range of Fortune 1000 enterprises,  FalconStor's flagship product,  IPStor,  optimizes storage utilization,  accelerates backup and recovery, maximizes I/O performance and ensures business continuity via sophisticated data replication  services. It is available and supported through major OEMs, system  integrators and resellers worldwide.

Founded in 2000,  FalconStor  is  headquartered  in  Melville,  NY, with offices throughout  Europe  and the Asia  Pacific  regions  including  Paris,  Tokyo and
Taiwan. FalconStor is an active member of the Technical Support Alliance Network
(TSANet),  Storage  Networking  Industry  Association  (SNIA) and Fibre  Channel
Industry  Association (FCIA). For more information visit  www.falconstor.com  or call 1-631-777-5188.

This press release  includes  forward-looking  statements  that involve risk and uncertainties  that could cause  actual  results to differ  materially  from the forward-looking  statements.  These risks and uncertainties  include:  delays in product  development;  market acceptance of FalconStor's  products and services;
technological  change in the storage and networking  industries;  competition in the storage networking  software market;  the ability to achieve  profitability;
intellectual  property issues;  and other risk factors discussed in FalconStor's reports on Forms 10-K,  10-Q and other  reports  filed with the  Securities  and
Exchange Commission.

                                      ####

FalconStor,   FalconStor  Software  and  IPStor  are  registered  trademarks  of
FalconStor  Software,  Inc. All other company and product names contained herein are trademarks of the respective holders.

                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                            June 30,              December 31,
                                                                             2003                   2002
                                                                          ------------          ---------------
                                                                          (unaudited)
Assets
Current assets:
   Cash and cash equivalents...................................          $ 12,850,007            $ 14,191,075
   Marketable securities.......................................            31,369,875              36,910,448
   Accounts receivable, net....................................             4,612,828               4,285,892
   Prepaid expenses and other current assets...................               642,365               1,167,174
                                                                         ------------            ------------

            Total current assets...............................            49,475,075              56,554,589
                                                                         ------------            ------------

Property and equipment, net....................................             2,558,888               2,068,001
Goodwill.......................................................             3,301,599               3,301,599
Other intangible assets, net...................................               333,111                 309,491
Other assets...................................................             3,267,627               2,476,306
                                                                         ------------            ------------

            Total assets.......................................          $ 58,936,300            $ 64,709,986
                                                                         ============            ============

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable............................................          $    486,603            $   437,088
   Accrued expenses............................................             2,141,257              1,987,651
   Deferred revenue............................................             2,057,521              2,182,729
   Liabilities of discontinued operations......................             1,188,938              4,201,465
                                                                         ------------            -----------

            Total current liabilities..........................             5,874,319              8,808,933
                                                                         ------------            -----------

Commitments

            Total stockholders' equity.........................            53,061,981             55,901,053
                                                                         ------------           ------------

            Total liabilities and stockholders' equity.........          $ 58,936,300           $ 64,709,986
                                                                         ============           ============

                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                               Three Months Ended             Six Months Ended
                                                                   June 30,                        June 30,
                                                        ----------------------------    ----------------------------
                                                              2003           2002             2003          2002

Revenues
Software license revenue ............................   $  3,023,920    $  2,098,279    $  5,710,738    $  3,733,223
Software services and other revenue .................      1,066,957         278,339       2,059,046         624,237
                                                        ------------    ------------    ------------    ------------
                                                           4,090,877       2,376,618       7,769,784       4,357,460

Operating expenses:
   Amortization of purchased and capitalized software        338,798           7,881         600,011          15,762
   Cost of software services and other revenue ......        591,655         286,571       1,183,656         597,910
   Software development costs .......................      1,671,490       1,822,433       3,306,282       3,517,189
   Selling and marketing ............................      2,637,991       2,543,670       5,186,921       4,855,492
   General and administrative .......................        698,499         637,536       1,390,819       1,255,024
                                                        ------------    ------------    ------------    ------------
                                                           5,938,433       5,298,091      11,667,689      10,241,377
                                                        ------------    ------------    ------------    ------------
           Operating loss ...........................     (1,847,556)     (2,921,473)     (3,897,905)     (5,883,917)
                                                        ------------    ------------    ------------    ------------

Interest income
     and other income (expense) .....................        279,528         456,802         597,839         837,861
                                                        ------------    ------------    ------------    ------------

         Loss before income taxes ...................     (1,568,028)     (2,464,671)     (3,300,066)     (5,046,056)
                                                        ------------    ------------    ------------    ------------

Provision for income taxes ..........................         10,897            --            17,712            --
                                                        ------------    ------------    ------------    ------------

         Net loss ...................................   $ (1,578,925)   $ (2,464,671)   $ (3,317,778)   $ (5,046,056)
                                                        ============    ============    ============    ============

Basic and diluted net loss per share ................   $      (0.03)   $      (0.05)   $      (0.07)   $      (0.11)
                                                        ============    ============    ============    ============

Weighted average basic and diluted
  shares outstanding ................................     45,848,994      45,238,657      45,675,392      45,211,607
                                                        ============    ============    ============    ============